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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT ( DATE OF EARLIEST EVENT REPORTED ) APRIL 16, 1997


                            CAPITOL MULTIMEDIA, INC.
                      ___________________________________
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    0-20102                     52-1283993
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(STATE OF JURISDICTION)     (COMMISSION FILE NUMBER)       (IRS EMPLOYER ID NO.)


200 BAKER AVENUE, SUITE 300
CONCORD, MA                                                       01742
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(ADDRESS OF PRINCIPLE EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 287-5888

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FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT




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Item 2: Acquisition or Disposition of Assets
--------------------------------------------

On April 16, 1997, Capitol Multimedia, Inc., (the "Company") sold selected multimedia assets and stock to Davidson & Associates, Inc. (Davidson), a California based CD-ROM edutainment and adult games software developer and distributor, for approximately $2.5 million in cash. The assets that were sold included the Company's art, animation and audio production capabilities located in St. Petersburg, Russia and Concord, Massachusetts. The stock sold in the transaction was all of the issued and outstanding stock of the Company's wholly owned subsidiary, ZAO AMI in St. Petersburg, Russia. The Company retained all rights to its 14 multimedia CD-ROM titles currently on the market, three new CD-ROM titles that are near completion, all CD-I titles, all software tools and engines, and business software development capabilities in the U.S. and Russia

The sales price of the assets sold was determined by arms length negotiations. In determining an acceptable selling price for the assets, the Company considered several methods of valuation, including; replacement cost; net asset value; discounted cash flow of projected financial performance; the valuation of recent similar acquisitions; comparable industry multiples; combined revenue and earnings potential based on past and projected business; and the recent market price for the Company's outstanding securities.

In conjunction with the Company's sale of multimedia assets to Davidson, Igor Razboff will continue to serve as Chairman of the Company's Board of Directors, but has resigned from his CEO position at the Company effective April 28, 1997, to assume the position of Vice President of CUC Software, an affiliate of Davidson. Mr. Razboff had been under contract to the Company through March 31, 1998


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a.)  Financial statements of business divested
-----------------------------------------------

       Not Applicable

(b.)  Proforma financial statements
-----------------------------------

       Not Applicable

(c.)  Exhibits
--------------

         2.6 Asset and Stock Purchase Agreement Between Davidson & Associates, Inc. and Capitol Multimedia, Inc. including, all exhibits and schedules. Schedule 1.3 Part 3 has been omitted, but will be supplied to the Commission upon request.

         99.16 Press Release " Capitol Multimedia, Inc. Sells Selected Multimedia Assets to Davidson & Associates, Inc., a division of CUC International, Inc."



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      CAPITOL MULTIMEDIA, INC.
                                                      ------------------------
                                                             (Registrant)

     Date:  April 24, 1997                            By:   /s/ Edward Terino
            --------------                                  -----------------
                                                            Edward Terino
                                                       Chief Financial Officer,
                                                         Treasurer, Secretary